UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2015 (December 15, 2015)

CĪON Investment Corporation
 (Exact Name of Registrant as Specified in Charter)

Maryland	000-54755	45-3058280
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Park Avenue, 36th Floor New York, New York 10016
(Address of Principal Executive Offices)

(212) 418-4700
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

      On December 16, 2015, CĪON Investment Corporation ("CĪON") entered into a second amended and restated expense support and conditional reimbursement agreement (the "Second Expense Support Agreement") with ICON Investment Group, LLC ("IIG") and Apollo Investment Management, L.P. ("AIM") for purposes of (i) including AIM as a party to the Second Expense Support Agreement and (ii) extending the termination date from December 31, 2015 to December 31, 2016.  No other material terms have been amended in connection with the Second Expense Support Agreement.

      Under the Second Expense Support Agreement, commencing with the quarter beginning January 1, 2016, IIG and AIM each agrees to reimburse CĪON for 50% of its expenses in an amount that is sufficient to: (1) ensure that no portion of CĪON's distributions to shareholders will be paid from its offering proceeds or borrowings, and/or (2) reduce CĪON's operating expenses until CĪON has achieved economies of scale sufficient to ensure that it bears a reasonable level of expense in relation to its investment income. Such reimbursement is subject to repayment by CĪON within three years.

      The foregoing description of the Second Expense Support Agreement is a summary only and is qualified in all respects by the provisions of the Second Expense Support Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 2.02.Results of Operations and Financial Condition.

      On December 15, 2015, the board of directors of CĪON declared four weekly cash distributions of $0.014067 per share each.  Each distribution will be paid on January 27, 2016, to shareholders of record on January 5, January 12, January 19, and January 26, 2016.

      A copy of the press release announcing the foregoing is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER	DESCRIPTION
10.1	Second Amended and Restated Expense Support and Conditional Reimbursement Agreement, dated December 16, 2015, by and among CĪON Investment Corporation, Apollo Investment Management, L.P. and ICON Investment Group, LLC
99.1	Press release dated December 17, 2015

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CĪON Investment Corporation

Date:	December 17, 2015	By: /s/ Michael A. Reisner
Co-President and Co-Chief Executive Officer

EXHIBIT LIST

EXHIBIT NUMBER	DESCRIPTION
10.1	Second Amended and Restated Expense Support and Conditional Reimbursement Agreement, dated December 16, 2015, by and among CĪON Investment Corporation, Apollo Investment Management, L.P. and ICON Investment Group, LLC
99.1	Press release dated December 17, 2015